11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule Net Increase: $2,918,607.00 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. 52.243-2 Changes X B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor x is not is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) DUNS Number: 079679750 See Page 2 Period of Performance: 05/31/2019 to 06/01/2022 Change Item 00001 to read as follows(amount shown is the total amount): 00001 Demonstrate the capability to produce HALEU with 117,918,607.00 existing US origin enrichment technology, and provide DOE with HALEU for near term use in its research and development for the advancement of Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears Karen S. Digitally signed by Karen S. Shears 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA Shears Dat Signature on File 16:1 (Signature of Contracting Officer) e1: 62C0.2D1.A1T0E.2S9IGNED 7:17 -04'00' (Signature of person authorized to sign) 10/28/2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT PAGE OF PAGES 1 7 2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) P00013 6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODE 03011 EM-Oak Ridge OREM EMCBC U.S. Department of Energy U.S. Department of Energy Oak Ridge 200 Administration Road Office of Environmental Management Oak Ridge TN 37831 P.O. Box 2001 Oak Ridge TN 37831 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. American Centrifuge Operating, LLC Attn: Charles Kerner 6901 Rockledge Dr, Suite 800 Bethesda MD 20817 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 89303519CNE000005 CODE 079679750 10B. DATED (SEE ITEM 13) 05/31/2019 FACILITY CODE x (x) 893035 4. REQUISITION/PURCHASE REQ. NO. 22NE000016 3. EFFECTIVE DATE See Block 16C 1. CONTRACT ID CODE

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00013 PAGE OF 2 7 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) civilian nuclear energy and security, and other programmatic missions. Line item value is: $117,918,607.00 Incrementally Funded Amount: $117,918,607.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2013 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2010 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2014 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2015 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2016 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2017 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Continued ...

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00013 PAGE OF 3 7 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Continued ...

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00013 PAGE OF 4 7 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $2,918,607.00 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Continued ...

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00013 PAGE OF 5 7 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831

Contract No. 89303519CNE000005 Modification P00013 The purpose of this Modification is to issue a Change Order with a Not to Exceed (NTE) value of $2,918,607 for costs associated with changes to the Fissile Material Storage Area (FMSA). These revisions are being made under the authority of the contract clause I.119 contained in Section I, FAR 52.243-2, Changes. The contractor is authorized to incur costs not-to-exceed as stated below, consistent with the other contract terms and conditions and pending definitization of this change. Funding for this Change Order is included in this modification. A. The Contractor is authorized to proceed with a NTE value of $2,918,607 for work associated with the FMSA driven by the security requirements under 10 Code of Federal Regulations 73.67 (CFR). B. Clause B.3 ORO-B-1001 OBLIGATION OF FUNDS (COST-NO FEE) ALTERNATE I is deleted in its entirety and replaced with the following: "B.3 ORO-B-1001 OBLIGATION OF FUNDS (COST-NO FEE) ALTERNATE I Pursuant to the clause entitled "Limitation of Funds," $117,918,607 is obligated and made available for payment of allowable costs to be incurred from the effective date of this contract through the period estimated to end June 1, 2022." C. In accordance with Section H Clause, DOE-H-2061 Change Order Accounting (OCT 2014), DOE requires separate accounting for the incurred costs for this effort. D. This modification will be definitized before April 26, 2022. If agreement on a definitive modification is not reached by the target date, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the Head of Contracting Activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. The following definitization schedule applies: Action Date Contractor proposal received October 1, 2021 Commence negotiations January 5, 2022 Complete negotiations January 12, 2022 Certificate of current cost or pricing January 14, 2022 data received Execute modification January 31, 2022